EXHIBIT 10.25

                                ATS MEDICAL, INC.
                     MANAGEMENT INCENTIVE COMPENSATION PLAN


The 1998 ATS Medical, Inc. Management Incentive Compensation Plan (MICP) is designed to pay, in addition to performance based annual salaries, incentive compensation in the form of cash and/or stock (or stock options) to management and other "key employees" who by their assigned responsibilities contribute to the success of the Company. Funding of the Plan is based on the achievement of corporate objectives. Individual incentive payments will be based on corporate funding and achievement of individual objectives.


1.       DEFINITION OF TERMS

         GOALS - The level of corporate performance defined in the corporate operating plan and individual objectives as set forth at the beginning of each program year. The Board of Directors may amend the goals to reflect material adjustments in or changes to the Company's accounting policies; to reflect major corporate changes such as mergers, acquisitions, or divestitures; and to reflect such other events having a significant impact on the goals.

         BASE SALARY - The annual salary rate effective on the first day of the Plan year.

         PARTICIPANT - Any employee or position which has been designated by the Board as a participant in the Plan for the year or during the year. If a particular employee is not covered by the MICP and has been recognized for extraordinary achievement, he/she may be eligible to participate in the Plan for that particular year at the discretion of the CEO.

         ELIGIBILITY - Only regular full time employees may be designated as a participant in the Plan.

         PROGRAM YEAR - Shall generally mean the fiscal year of the corporation.

         FUNDING - The total dollar amounts accrued for payment in any program year.

         PAYOUT - The actual amount to be paid to a participant based on achievement of corporate and individual objectives.

2.       DESIGNATION OF PARTICIPANTS


         The Board, upon the recommendation of the management of the Corporation, shall make all determinations as to the eligibility of employees and positions to participate in the MICP. Following the Board's determination of eligible participants, each participant shall be notified of eligibility to participate in the 1998 MICP and will be provided with a copy of the Plan. The 1998 Plan is designed to include officer, director, and manager level positions.


3.       CALCULATION AND PAYMENT OF INCENTIVE AWARDS

         Individual incentives will not be paid unless the CEO and the Compensation Committee of the Board of Directors approve each participant's individual incentive awards with payout contingent upon completion of the Company's year-end financial audit for the program year. Each participant's award will be equal to the sum of the corporate and individual portions as follows:

         CASH AWARDS

         CORPORATE - This portion will be based on the Financial Element Grid (Exhibit A) which determines incentive payments based upon the combined achievement of sales and operating income growth.

         INDIVIDUAL - This portion will be determined through the achievement of five (5) personal objectives which have been assigned to each participant by his/her manager. An additional 1% bonus payment will be awarded for each successfully completed objective. There will be no payout for partially completed objective.

4.       PROMOTIONS

         For individuals promoted from a non-bonus to a bonus position during the program year, the effective salary upon assuming the new position will be used in calculating eligible incentive payout. Any payout will be pro rated beginning the first day of the month in which the individual is promoted into the position.

5.       DEMOTIONS

         For individuals demoted to a non-bonus position during the plan year, MICP payout will be pro rated based on the number of months in the bonus position.

6.       TERMINATION OF EMPLOYMENT

         In the event that any participant shall cease to be a full time employee during any year in which he/she is participating in the Plan, such participant shall be entitled to receive no incentive compensation for such year. If he/she terminates after the Plan year but prior to the payout, the participant remains entitled to receive incentive compensation. An exception would be if the individual was subject to termination "for cause" if such "cause" took place during the period covered by the MICP.

7.       AMENDMENT OF THE PLAN

         The Board may, from time to time, make amendments to the Plan as it believes appropriate and may terminate the Plan at any time, provided that no such amendment or termination will affect the right of any participant to receive incentive compensation in accordance with the terms of the Plan for the portion of any year up to the date of the amendment or termination.

8.       MISCELLANEOUS

         Nothing contained in the MICP shall be construed to confer upon any employee any right to continue in the employ of the Company or restrict the Company's right to terminate his/her employment at any time.

                     ESTABLISHMENT OF INDIVIDUAL OBJECTIVES


In establishing individual objectives, the following guidelines shall be used:

o Each objective should be clear, concise, and measurable (time, cost, and task accomplishment).

o Each objective should be a precise written statement which is discussed and agreed to by the individual and the manager.

o        Individual objectives should measure accomplishment and not effort.

o        Individuals will have five (5) objectives.


Before a participant may receive an incentive award, it will be necessary for his/her immediate manager to:

o Submit written measurable objectives on the appropriate form prior to the commencement of the program year. These objectives will be reviewed and approved by the CEO and the President/COO.

o Submit a documented evaluation of results, at Plan mid-year, to the CEO and President/COO.

         o Modifications or adjustments to the original objectives must be reviewed by the participant and his/her manager and then submitted to the CEO and President/COO for their respective approvals.

o Submit the year-end results against objectives within one month following the end of the program year. These will be approved by the CEO and the President/COO.

o All proposed MICP awards will be reviewed for approval by the Compensation Committee of the Board of Directors.

               1998 MANAGEMENT INCENTIVE COMPENSATION PLAN FORMULA


The percent of Growth of Sales combined with the percent of Growth of Operating Income as displayed in Exhibit A, the Financial Element Grid.


                                    Plus (+)


The level of achievement of each assigned individual objective.



EXAMPLE

A participant has an annual base salary of $50,000. The Company achieved 20% growth in sales and 22% growth in operating income, resulting in a Corporate incentive award of 20.5% from the Financial Element Grid.

The participant's personal objectives achievement was as follows:

                % Completed     Payout
                ----------------------
Objective 1         100%          1%
Objective 2          90%           0
Objective 3         100%          1%
Objective 4         100%          1%
Objective 5         100%          1%
                                  --
                                  4%



Corporate award = $50,000 x 20.5% =    $10,250

Individual award = $50,000 x 4% =      $ 2,000
                                       -------


Total MICP award                       $12,250

                                ATS Medical, Inc.
                           Incentive Compensation Plan
                                 1998 OBJECTIVES



All participants will be assigned five (5) Individual Objectives             Employee _______________________________________

which must be substantial in nature and significant to the                   Manager  _______________________________________

success of the Company.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                |               STATUS OF OBJECTIVES
INDIVIDUAL OBJECTIVES                                     TIMETABLE             |--------------------------------------------------
                                                                                |        MID-YEAR                % OF YEAR-END
                                                                                |       EVALUATION                 COMPLETION
--------------------------------------------------------------------------------|--------------------------------------------------
                                                                                |                         |
                                                                                |                         |
1.                                                                              |                         |
                                                                                |                         |
                                                                                |                         |
2.                                                                              |                         |
                                                                                |                         |
                                                                                |                         |
3.                                                                              |                         |
                                                                                |                         |
                                                                                |                         |
4.                                                                              |                         |
                                                                                |                         |
                                                                                |                         |
5.                                                                              |                         |
--------------------------------------------------------------------------------|--------------------------------------------------
                                                                                |
                                                Manager Approval:               |  ______________________________________________
                                                                                |
                                                CEO Approval:                   |  ______________________________________________
                                                                                |
                                                President/COO Approval:         |  ______________________________________________
-----------------------------------------------------------------------------------------------------------------------------------


                                                                       Exhibit A

                             FINANCIAL ELEMENT GRID

Growth
in
Operating
Income
            v8
31%   20.3  20.7  21.1  21.5  21.9  22.3  22.7  23.1  23.5  23.9  24.3  24.7  25.1  25.5  25.9  26.3  26.7
30%   19.5  19.9  20.3  20.7  21.1  21.5  21.9  22.3  22.7  23.1  23.5  23.9  24.3  24.7  25.1  25.5  25.9
29%   18.8  19.2  19.6  20.0  20.4  20.8  21.2  21.6  22.0  22.4  22.8  23.2  23.6  24.0  24.4  24.8  25.2
28%   18.0  18.4  18.8  19.2  19.6  20.0  20.4  20.8  21.2  21.6  22.0  22.4  22.8  23.2  23.6  24.0  24.4
27%   17.2  17.6  18.0  18.4  18.8  19.2  19.6  20.0  20.4  20.8  21.2  21.6  22.0  22.4  22.8  23.2  23.6
26%   16.5  16.9  17.3  17.7  18.1  18.5  18.9  19.3  19.7  20.1  20.5  20.9  21.3  21.7  22.1  22.5  22.9
25%   15.7  16.1  16.5  16.9  17.3  17.7  18.1  18.5  18.9  19.3  19.7  20.1  20.5  20.9  21.3  21.7  22.1
24%   14.9  15.3  15.7  16.1  16.5  16.9  17.3  17.7  18.1  18.5  18.9  19.3  19.7  20.1  20.5  20.9  21.3
23%   14.2  14.6  15.0  15.4  15.8  16.2  16.6  17.0  17.4  17.8  18.2  18.6  19.0  19.4  19.8  20.2  20.6
22%   13.4  13.8  14.2  14.6  15.0  15.4  15.8  16.2  16.6  17.0  17.4  17.8  18.2  18.6  19.0  19.4  19.8
21%   12.6  13.0  13.4  13.8  14.2  14.6  15.0  15.4  15.8  16.2  16.6  17.0  17.4  17.8  18.2  18.6  19.0
20%   11.9  12.3  12.7  13.1  13.5  13.9  14.3  14.7  15.1  15.5  15.9  16.3  16.7  17.1  17.5  17.9  18.3
19%   11.1  11.5  11.9  12.3  12.7  13.1  13.5  13.9  14.3  14.7  15.1  15.5  15.9  16.3  16.7  17.1  17.5
18%   10.3  10.7  11.1  11.5  11.9  12.3  12.7  13.1  13.5  13.9  14.3  14.7  15.1  15.5  15.9  16.3  16.7
17%    9.5   9.9  10.3  10.7  11.1  11.5  11.9  12.3  12.7  13.1  13.5  13.9  14.3  14.7  15.1  15.5  15.9
16%    8.8   9.2   9.6  10.0  10.4  10.8  11.2  11.6  12.0  12.4  12.8  13.2  13.6  14.0  14.4  14.8  15.2
15%    8.0   8.4   8.8   9.2   9.6  10.0  10.4  10.8  11.2  11.6  12.0  12.4  12.8  13.2  13.6  14.0  14.4
14%    7.2   7.6   8.0   8.4   8.8   9.2   9.6  10.0  10.4  10.8  11.2  11.6  12.0  12.4  12.8  13.2  13.6
13%    6.5   6.9   7.3   7.7   8.1   8.5   8.9   9.3   9.7  10.1  10.5  10.9  11.3  11.7  12.1  12.5  12.9
12%    5.7   6.1   6.5   6.9   7.3   7.7   8.1   8.5   8.9   9.3   9.7  10.1  10.5  10.9  11.3  11.7  12.1
11%    4.9   5.3   5.7   6.1   6.5   6.9   7.3   7.7   8.1   8.5   8.9   9.3   9.7  10.1  10.5  10.9  11.3
10%    4.2   4.6   5.0   5.4   5.8   6.2   6.6   7.0   7.4   7.8   8.2   8.6   9.0   9.4   9.8  10.2  10.6
 9%    3.4   3.8   4.2   4.6   5.0   5.4   5.8   6.2   6.6   7.0   7.4   7.8   8.2   8.6   9.0   9.4   9.8
 8%    2.6   3.0   3.4   3.8   4.2   4.6   5.0   5.4   5.8   6.2   6.6   7.0   7.4   7.8   8.2   8.6   9.0
 7%    1.9   2.3   2.7   3.1   3.5   3.9   4.3   4.7   5.1   5.5   5.9   6.3   6.7   7.1   7.5   7.9   8.3
 6%    1.1   1.5   1.9   2.3   2.7   3.1   3.5   3.9   4.3   4.7   5.1   5.5   5.9   6.3   6.7   7.1   7.5
 5%    0.3   0.7   1.1   1.5   1.9   2.3   2.7   3.1   3.5   3.9   4.3   4.7   5.1   5.5   5.9   6.3   6.7
 4%    0.2   0.6   1.0   1.4   1.8   2.2   2.6   3.0   3.3   3.6   3.8   4.0   4.4   4.8   5.2   5.6   6.0
 3%    0.2   0.5   0.8   1.3   1.7   2.1   2.5   2.7   3.0   3.4   3.2   3.4   3.6   4.0   4.4   4.8   5.2
 2%    0.2   0.3   0.4   0.5   0.6   0.8   1.1   1.5   1.8   2.0   2.4   2.6   2.8   3.2   3.6   4.0   4.4
 1%    0.1   0.2   0.3   0.4   0.5   0.7   0.8   0.9   1.0   1.1   1.2   1.6   2.0   2.4   2.8   3.2   3.6
 0%    0.0   0.1   0.1   0.2   0.3   0.4   0.5   0.6   0.7   0.8   0.9   1.0   1.3   1.7   2.1   2.5   2.9
        0%    1%    2%    3%    4%    5%    6%    7%    8%    9%   10%   11%   12%   13%   14%   15%   16%

                                              Growth in Sales

[WIDE TABLE CONTINUED FROM ABOVE]


Growth
in
Operating
Income

31%   26.9  27.1  27.2  27.4  27.6  27.8  28.0  28.1  28.3  28.5  28.7  28.9  29.0  29.2  29.4
30%   26.1  26.3  26.5  26.7  26.8  27.0  27.2  27.4  27.6  27.7  27.9  28.1  28.3  28.5  28.6
29%   25.3  25.5  25.7  25.9  26.1  26.2  26.4  26.6  26.8  27.0  27.1  27.3  27.5  27.7  27.9
28%   24.6  24.8  24.9  25.1  25.3  25.5  25.7  25.8  26.0  26.2  26.4  26.6  26.7  26.9  27.1
27%   23.8  24.0  24.2  24.4  24.5  24.7  24.9  25.1  25.3  25.4  25.6  25.8  26.0  26.2  26.3
26%   23.0  23.2  23.4  23.6  23.8  23.9  24.1  24.3  24.5  24.7  24.8  25.0  25.2  25.4  25.6
25%   22.3  22.5  22.6  22.8  23.0  23.2  23.4  23.5  23.7  23.9  24.1  24.3  24.4  24.6  24.8
24%   21.5  21.7  21.9  22.0  22.2  22.4  22.6  22.8  22.9  23.1  23.3  23.5  23.7  23.8  24.0
23%   20.7  20.9  21.1  21.3  21.5  21.6  21.8  22.0  22.2  22.4  22.5  22.7  22.9  23.1  23.3
22%   20.0  20.1  20.3  20.5  20.7  20.9  21.0  21.2  21.4  21.6  21.8  21.9  22.1  22.3  22.5
21%   19.2  19.4  19.6  19.7  19.9  20.1  20.3  20.5  20.6  20.8  21.0  21.2  21.4  21.5  21.7
20%   18.4  18.6  18.8  19.0  19.2  19.3  19.5  19.7  19.9  20.1  20.2  20.4  20.6  20.8  21.0
19%   17.7  17.8  18.0  18.2  18.4  18.6  18.7  18.9  19.1  19.3  19.5  19.6  19.8  20.0  20.2
18%   16.9  17.1  17.3  17.4  17.6  17.8  18.0  18.2  18.3  18.5  18.7  18.9  19.1  19.2  19.4
17%   16.1  16.3  16.5  16.7  16.8  17.0  17.2  17.4  17.6  17.7  17.9  18.1  18.3  18.5  18.6
16%   15.4  15.5  15.7  15.9  16.1  16.3  16.4  16.6  16.8  17.0  17.2  17.3  17.5  17.7  17.9
15%   14.6  14.8  14.9  15.1  15.3  15.5  15.7  15.8  16.0  16.2  16.4  16.6  16.7  16.9  17.1
14%   13.8  14.0  14.2  14.4  14.5  14.7  14.9  15.1  15.3  15.4  15.6  15.8  16.0  16.2  16.3
13%   13.1  13.2  13.4  13.6  13.8  14.0  14.1  14.3  14.5  14.7  14.9  15.0  15.2  15.4  15.6
12%   12.3  12.5  12.6  12.8  13.0  13.2  13.4  13.5  13.7  13.9  14.1  14.3  14.4  14.6  14.8
11%   11.5  11.7  11.9  12.1  12.2  12.4  12.6  12.8  13.0  13.1  13.3  13.5  13.7  13.9  14.0
10%   10.7  10.9  11.1  11.3  11.5  11.6  11.8  12.0  12.2  12.4  12.5  12.7  12.9  13.1  13.3
 9%   10.0  10.2  10.3  10.5  10.7  10.9  11.1  11.2  11.4  11.6  11.8  12.0  12.1  12.3  12.5
 8%    9.2   9.4   9.6   9.7   9.9  10.1  10.3  10.5  10.6  10.8  11.0  11.2  11.4  11.5  11.7
 7%    8.4   8.6   8.8   9.0   9.2   9.3   9.5   9.7   9.9  10.1  10.2  10.4  10.6  10.8  11.0
 6%    7.7   7.9   8.0   8.2   8.4   8.6   8.8   8.9   9.1   9.3   9.5   9.7   9.8  10.0  10.2
 5%    6.9   7.1   7.3   7.4   7.6   7.8   8.0   8.2   8.3   8.5   8.7   8.9   9.1   9.2   9.4
 4%    6.1   6.3   6.5   6.7   6.9   7.0   7.2   7.4   7.6   7.8   7.9   8.1   8.3   8.5   8.7
 3%    5.4   5.5   5.7   5.9   6.1   6.3   6.4   6.6   6.8   7.0   7.2   7.3   7.5   7.7   7.9
 2%    4.6   4.8   5.0   5.1   5.3   5.5   5.7   5.9   6.0   6.2   6.4   6.6   6.8   6.9   7.1
 1%    3.8   4.0   4.2   4.4   4.5   4.7   4.9   5.1   5.3   5.4   5.6   5.8   6.0   6.2   6.3
 0%    3.1   3.2   3.4   3.6   3.8   4.0   4.1   4.3   4.5   4.7   4.9   5.0   5.2   5.4   5.6
       17%   18%   19%   20%   21%   22%   23%   24%   25%   26%   27%   28%   29%   30%   31%

                                           Growth in Sales